Exhibit 10(ag)

FIRST AMENDMENT

(Relating to 1996 Bonds)

THIS FIRST AMENDMENT, dated as of May 2, 2008, by and among MAINE PUBLIC SERVICE COMPANY, a Maine corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (“Agent”), BANK OF AMERICA, N.A. as Lender and L/C Issuer (“Lender”);

WITNESSETH:

WHEREAS, Borrower, the Agent, the Lender and Key Bank, N.A. (“Key”) are parties to a Letter of Credit and Reimbursement Agreement dated as of January 31, 2006 (the “Reimbursement Agreement”) relating to Lender’s letter of credit issued in connection with that certain Maine Public Utility Financing Bank Public Utility Refunding Revenue Bonds, Series 1996 (Maine Public Service Company Project) in the original principal amount of $15,000,000, and being more fully described in the Reimbursement Agreement; and

WHEREAS, Key and Lender have entered into an Assignment and Assumption Agreement of even date herewith, whereby Key has assigned to Lender all of Key’s rights and obligations under the Reimbursement Agreement, and Lender has agreed to accept such rights and assume such obligations and to continue as Lender under the Reimbursement Agreement; and

WHEREAS, Borrower has requested that the Reimbursement Agreement be amended and the Lender has agreed to do so;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of “Applicable Rate” and replacing it with the following:

“Applicable Rate” means a per annum rate equal to:

(a) with respect to Letters of Credit, 0.95% through June 30, 2010, and 1.125% thereafter; and

(b) with respect to the commitment fee, 0.20%.

2. Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of “Maturity Date” and replacing it with the following:

“Maturity Date” means June 30, 2011.

3. Schedule 2.01 to the Reimbursement Agreement is hereby deleted and replaced with the Schedule 2.01 attached hereto.

4. In all other respects, the Reimbursement Agreement remains unmodified and in full force and effect and is hereby ratified and affirmed. The Borrower represents and warrants to the Lender that no default now exists under the Reimbursement Agreement as amended hereby. From and after the date of this Amendment, any reference in the Reimbursement Agreement to “this Agreement,” and any reference in any of the related documents (including promissory notes) to the Reimbursement Agreement, shall mean such Agreement as amended hereby.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written, regardless of the actual date of execution and delivery.

WITNESS:	MAINE PUBLIC SERVICE COMPANY

/s/ BEVERLY L. ERICKSON	By:	/s/ MICHAEL I. WILLIAMS
	Name:	Michael I. Williams
	Title:	Senior Vice President and CFO

WITNESS:	BANK OF AMERICA, N.A., as Assignee, Lender and L/C Issuer

/s/ LOIS J. BROWN	By:	/s/ JANE A. PARKER
	Name:	Jane A. Parker
	Title:	Senior Vice President

ACKNOWLEDGEMENT OF AGENT

The undersigned, as Agent under the Reimbursement Agreement, pursuant to Section 10.01 of the Credit Agreement, hereby acknowledges the foregoing First Amendment.

BANK OF AMERICA, N.A., as Agent

By:	/s/ JANE A. PARKER
Name:	Jane A. Parker
Title:	Senior Vice President

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$9,113,425.00	100.000000000%

FIRST AMENDMENT

(Relating to 2000 Bonds)

THIS FIRST AMENDMENT, dated as of May 2, 2008, by and among MAINE PUBLIC SERVICE COMPANY, a Maine corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (“Agent”), BANK OF AMERICA, N.A. as Lender and L/C Issuer (“Lender”);

WITNESSETH:

WHEREAS, Borrower, the Agent, the Lender and Key Bank, N.A. (“Key”) are parties to a Letter of Credit and Reimbursement Agreement dated as of January 31, 2006 (the “Reimbursement Agreement”) relating to Lender’s letter of credit issued in connection with that certain Maine Public Utility Financing Bank Public Utility Revenue Bonds, Series 2000 (Maine Public Service Company Project) in the original principal amount of $9,000,000, and being more fully described in the Reimbursement Agreement; and

WHEREAS, Key and Lender have entered into an Assignment and Assumption Agreement of even date herewith, whereby Key has assigned to Lender all of Key’s rights and obligations under the Reimbursement Agreement, and Lender has agreed to accept such rights and assume such obligations and to continue as Lender under the Reimbursement Agreement; and

WHEREAS, Borrower has requested that the Reimbursement Agreement be amended and the Lender has agreed to do so;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of “Applicable Rate” and replacing it with the following:

“Applicable Rate” means a per annum rate equal to:

(a) with respect to Letters of Credit, 0.95% through June 30, 2010, and 1.125% thereafter; and

(b) with respect to the commitment fee, 0.20%.

2. Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of “Maturity Date” and replacing it with the following:

“Maturity Date” means June 30, 2011.

3. Schedule 2.01 to the Reimbursement Agreement is hereby deleted and replaced with the Schedule 2.01 attached hereto.

4. In all other respects, the Reimbursement Agreement remains unmodified and in full force and effect and is hereby ratified and affirmed. The Borrower represents and warrants to the Lender that no default now exists under the Reimbursement Agreement as amended hereby. From and after the date of this Amendment, any reference in the Reimbursement Agreement to “this Agreement,” and any reference in any of the related documents (including promissory notes) to the Reimbursement Agreement, shall mean such Agreement as amended hereby.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written, regardless of the actual date of execution and delivery.

WITNESS:	MAINE PUBLIC SERVICE COMPANY

/s/ BEVERLY L. ERICKSON	By:	/s/ MICHAEL I. WILLIAMS
	Name:	Michael I. Williams
	Title:	Senior Vice President and CFO

WITNESS:	BANK OF AMERICA, N.A., as Assignee, Lender and L/C Issuer

/s/ LOIS J. BROWN	By:	/s/ JANE A. PARKER
	Name:	Jane A. Parker
	Title:	Senior Vice President

ACKNOWLEDGEMENT OF AGENT

The undersigned, as Agent under the Reimbursement Agreement, pursuant to Section 10.01 of the Credit Agreement, hereby acknowledges the foregoing First Amendment.

BANK OF AMERICA, N.A., as Agent

By:	/s/ JANE A. PARKER
Name:	Jane A. Parker
Title:	Senior Vice President

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$13,771,398.00	100.000000000%

AMENDED AND RESTATED REVOLVING LINE OF CREDIT NOTE

$10,000,000	May 2, 2008

FOR VALUE RECEIVED, the undersigned (“Borrower”), hereby promises to pay to BANK OF AMERICA, N.A. or registered assigns (“Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to Borrower under that certain Credit Agreement, dated as of October 7, 2005, as amended on May 2, 2008 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MAINE.

This Amended and Restated Revolving Line of Credit Note amends and restates a similar note dated October 7, 2005, in a different maximum principal amount, from Borrower to Lender and is not intended as a novation thereof.

ATTESTING WITNESS:	MAINE PUBLIC SERVICE COMPANY

/s/ BEVERLY L. ERICKSON	By:	/s/ MICHAEL I. WILLIAMS
	Name:	Michael I. Williams
	Title:	Senior Vice President and CFO

Accepted:

Bank of America, N.A.

By:	/s/ JANE A. PARKER
Name:	Jane A. Parker
Title:	Senior Vice President

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

FIRST AMENDMENT

THIS FIRST AMENDMENT, dated as of May 2, 2008, by and among MAINE PUBLIC SERVICE COMPANY, a Maine corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (“Agent”), BANK OF AMERICA, N.A. as Lender and L/C Issuer (“Lender”);

WITNESSETH:

WHEREAS, Borrower, the Agent, the Lender and Key Bank, N.A. (“Key”) are parties to a Credit Agreement dated as of October 7, 2005 (the “Credit Agreement”); and

WHEREAS, Key and Lender have entered into an Assignment and Assumption Agreement of even date herewith, whereby Key has assigned to Lender all of Key’s rights and obligations under the Credit Agreement, and Lender has agreed to accept such rights and assume such obligations and to continue as Lender under the Credit Agreement; and

WHEREAS, Borrower has requested that the Credit Agreement be amended and the Lender has agreed to do so;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” and replacing it with the following:

“Applicable Rate” means a per annum rate equal to:

(a) with respect to Base Rate Loans, 0%;

(b) with respect to Eurodollar Rate Loans and Letters of Credit, 0.95% through June 30, 2010, and 1.125% thereafter; and

(c) with respect to the commitment fee, 0.20%.

2. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” and replacing it with the following:

“Maturity Date” means June 30, 2011.

3. A new Section 2.14 is added to the Credit Agreement as follows:

2.14 AutoBorrow Feature.

The Borrower has executed and delivered to Bank of America, N.A. an AutoBorrow Service Agreement dated on or about May 2, 2008 (as the same may be amended or otherwise modified from time to time the “Service Agreement”) providing for, among other things, a linkage between the line of credit evidenced by this Agreement and the Borrower’s demand deposit account with the Lender. The terms of this Section 2.14 shall apply only for so long as Bank of America, N.A. is the only Lender hereunder, unless otherwise agreed to in writing by all of the Lenders, the Borrower and acknowledged by the Agent.

(a) Advances made by the Lender hereunder and in accordance with the Service Agreement (“AutoBorrow Advances”) will accrue interest at an annual interest rate equal to the Applicable Rate for Eurodollar Rate Loans.

(b) The requirement herein for advance written notice of the LIBOR Rate election shall not apply to AutoBorrow Advances.

(c) Any prepayment or yield maintenance fees that would otherwise apply herein to repayments of amounts for which the applicable interest rate is based on the LIBOR Rate shall not apply to repayments of principal consisting of AutoBorrow Advances that are made in accordance with the Service Agreement.

4. Schedule 2.01 to the Credit Agreement is hereby deleted and replaced with the Schedule 2.01 attached hereto.

5. In all other respects, the Credit Agreement remains unmodified and in full force and effect and is hereby ratified and affirmed. The Borrower represents and warrants to the Lender that no default now exists under the Credit Agreement as amended hereby. From and after the date of this Amendment, any reference in the Credit Agreement to “this Agreement,” and any reference in any of the related documents (including promissory notes) to the Credit Agreement, shall mean such Agreement as amended hereby.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written, regardless of the actual date of execution and delivery.

WITNESS:	MAINE PUBLIC SERVICE COMPANY

/s/ BEVERLY L. ERICKSON	By:	/s/ MICHAEL I. WILLIAMS
	Name:	Michael I. Williams
	Title:	Senior Vice President and CFO

WITNESS:	BANK OF AMERICA, N.A.,
as Assignee, Lender and L/C Issuer

/s/ LOIS J. BROWN	By:	/s/ JANE A. PARKER
	Name:	Jane A. Parker
	Title:	Senior Vice President

ACKNOWLEDGEMENT OF AGENT

The undersigned, as Agent under the Credit Agreement, pursuant to Section 10.01 of the Credit Agreement, hereby acknowledges the foregoing First Amendment.

BANK OF AMERICA, N.A., as Agent

	By:	/s/ JANE A. PARKER
	Name:	Jane A. Parker
	Title:	Senior Vice President

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$10,000,000	100.000000000%

FIRST AMENDMENT

THIS FIRST AMENDMENT, dated as of May 2, 2008, by and among MAINE PUBLIC SERVICE COMPANY, a Maine corporation (“Borrower”) and BANK OF AMERICA, N.A., successor to Fleet National Bank (“Bank”);

WITNESSETH:

WHEREAS, Borrower and Bank’s predecessor, Fleet National Bank, are parties to a Master Loan Agreement dated as of November 22, 2004 (the “Loan Agreement”); and

WHEREAS, Borrower has requested that the Loan Agreement be amended and the Bank has agreed to do so;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

1. The parties acknowledge that the outstanding principal amount of the Term Loan as of the date hereof is $3,800,000.

2. Section 5(f) of the Loan Agreement is hereby amended to delete the definition of “LIBOR Rate” and replace it with the following:

“LIBOR Rate” means an annual rate of interest equal to LIBOR plus One and One Hundred Twenty Five Thousandths Percent (1.125%).

3. The reference in Section 11(c) to “$30,000,000” is hereby deleted and replaced with a reference to “$32,574,000”.

4. The parties acknowledge that Bank of America, N.A., a successor to Fleet National Bank, is now the “Bank” under the Loan Agreement.

5. In all other respects, the Loan Agreement remains unmodified and in full force and effect and is hereby ratified and affirmed. The Borrower represents and warrants to the Bank that no default now exists under the Loan Agreement as amended hereby. From and after the date of this Amendment, any reference in the Loan Agreement to “this Agreement,” and any reference in any of the related documents (including promissory notes) to the Loan Agreement, shall mean such Agreement as amended hereby.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written, regardless of the actual date of execution and delivery.

WITNESS:	MAINE PUBLIC SERVICE COMPANY

/s/ BEVERLY L. ERICKSON	By:	/s/ MICHAEL I. WILLIAMS
	Name:	Michael I. Williams
	Title:	Senior Vice President and CFO

WITNESS:	BANK OF AMERICA, N.A.

/s/ LOIS J. BROWN	By:	/s/ JANE A. PARKER
	Name:	Jane A. Parker
	Title:	Senior Vice President